EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Berto Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly report ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry L. You, the Executive Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2025	By:	/s/ Harry L. You
Harry L. You
Executive Chairman
(Principal Executive Officer)